                                                                   EXHIBIT 10.25


================================================================================


                            CROSS LICENSE AGREEMENT

                                by and between

                           Efficient Networks, Inc.

                                      and

                            Cabletron Systems, Inc.


================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1.   CONSTRUCTION AND DEFINITIONS.........................................   1

     1.1  Definitions.....................................................   1
     1.2  Construction....................................................   3

2.  LICENSE GRANTS........................................................   3

     2.1  License to Efficient............................................   3
     2.2  License to Cabletron............................................   3
     2.3  Reservation of Rights...........................................   4
     2.4  Delivery and Assistance.........................................   4
     2.5  Further Assurances..............................................   4

3.  CONFIDENTIAL INFORMATION..............................................   4

     3.1  Confidential Information........................................   4
     3.2  Confidential Information Exclusions.............................   4
     3.3  Confidentiality Obligation......................................   5
     3.4  Confidentiality of Cross License Agreement......................   5
     3.5  No Confidential Information of Other Parties....................   5
     3.6  Required Disclosure.............................................   5

4.  REPRESENTATIONS AND WARRANTIES........................................   6

     4.1  Efficient Warranties............................................   6
     4.2  Cabletron Warranties............................................   6
     4.3  Warranty Disclaimers............................................   6

5.  LIMITATIONS OF LIABILITY..............................................   6

     5.1  Exclusion of Damages............................................   6
     5.2  Failure of Essential Purpose....................................   7

6.  GENERAL...............................................................   7

     6.1  Term............................................................   7
     6.2  Notices.........................................................   7
     6.3  Amendments and Waivers..........................................   8
     6.4  Successors and Assigns..........................................   8
     6.5  Governing Law/Dispute Resolution................................   8
     6.6  Counterparts; Third Party Beneficiaries.........................   8
     6.7  Entire Agreement; Severability..................................   8
     6.8  Captions........................................................   9
     6.9  Representation by Counsel; Interpretation.......................   9
     6.10 Injunctive Relief...............................................   9

Exhibits:
---------

Exhibit A - Efficient Licensed Technology

Exhibit B - Cabletron Licensed Technology

                            CROSS LICENSE AGREEMENT

     This Cross License Agreement (this "Cross License Agreement" or
                                         -----------------------
"Agreement") is made and entered into by and between Efficient Networks, Inc., a
 ---------
Delaware corporation with its principal place of business at 4201 Spring Valley Road, Suite 1200, Dallas, Texas, U.S.A., and its Affiliates (collectively, "Efficient") and Cabletron Systems, Inc., a Delaware corporation, with its
 ---------
principle place of business at 35 Industrial Way, Rochester, New Hampshire, U.S.A., and its Affiliates (collectively, "Cabletron"), (each, a "Party";
                                           ---------              -----
together, the "Parties"), and effective as of the closing of the merger
               -------
contemplated by the Agreement and Plan of Reorganization (the "Merger
                                                               ------
Agreement") dated November 21, 1999, as amended, among Efficient, Cabletron,
---------
Flowpoint Acquisition Corporation, a California corporation and a wholly-owned subsidiary of Efficient, and Flowpoint Corporation, a California corporation and a wholly-owned subsidiary of Cabletron ("Flowpoint") (such date referred to
                                         ---------
herein as the "Effective Date").
               --------------

                                    RECITAL
                                    -------

     WHEREAS, in connection with the merger transaction contemplated in the Merger Agreement, each Party desires to obtain from the other Party a license to certain technology and intellectual property rights that shall be licensable by the other Party as of the close of such merger transaction, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and of the mutual promises contained in this Cross License Agreement, the Parties hereby agree as follows:

     1.   CONSTRUCTION AND DEFINITIONS

          1.1  Definitions.   The following capitalized terms have the meanings
               -----------
set forth below:

               (a)  "Affiliate" means any entity which controls, is controlled
                     ---------
by or is under common control with another entity. For purposes of this definition, "control" shall mean beneficial ownership of more than fifty percent (50%) of the shares of the subject entity entitled to vote in the election of directors (or, in the case of an entity that is not a corporation, for the election of the corresponding managing authority).

               (b)  "Derivative Work" has the meaning ascribed to it under the
                     ---------------
United States Copyright Law, Title 17 U.S.C. Sec. 101 et. seq., as the same may be amended from time to time.

               (c)  "Improvement" means any adaptation, improvement, upgrade,
                     -----------
update, enhancement, new version, bug-fix, patch, extension, Derivative Work, or add-on of or to any Technology. Without limiting the foregoing, any invention (whether patented or not) that would infringe another patented invention will be considered an "Improvement" to such first patented invention.

               (d)  "Intellectual Property Rights" means any or all of the
                     ----------------------------
following, in any and all jurisdictions throughout the world, and all rights in, arising out of, or associated with: (i) all patents and applications therefor, including provisional applications, and all reissues, divisionals, renewals, extensions, continuations and continuations-in-part thereof ("Patents"); (ii)
                                                              -------
all rights (other than Patents) in inventions (whether patentable or not), invention disclosures, trade secrets, proprietary information, know-how, technology and technical data ("Trade Secrets"); (iii) all copyrights, copyright
                                -------------
registrations and applications therefor and all other rights corresponding thereto ("Copyrights"); (iv) all mask works, mask work registrations and
          ----------
applications therefor; (v) all industrial designs and any registrations and applications therefor; (vi) any other rights in databases and data collections;
(vii) any other rights in computer software including all source code, object code, firmware, development tools, files, records and data, and all media on which any of the foregoing is recorded; (viii) all know-how and show-how, whether or not protectible by Patents, Copyrights or Trade Secrets; and (ix) any similar, corresponding or equivalent rights to any of the foregoing and any other intellectual property or proprietary rights, whether or not registrable; provided that all of the foregoing shall expressly exclude any and all
                                                   -------
trademarks, trade names, logos and service marks and any similar indications of origin or branding.

               (e)  "Technology" means all technology, including all know-how,
                     ----------
show-how, techniques, design rules, inventions (whether or not patented or patentable), ideas, concepts, methods, algorithms, routines, software, files, databases, works of authorship, processes, prototypes, devices and hardware, and including all Intellectual Property Rights therein or thereto.

               (f)  "Efficient Licensed Technology" means all Technology set
                     -----------------------------
forth in Exhibit A and any Improvements to such Technology owned by, or developed and licensable by Flowpoint within one (1) year after the Effective Date.

               (g)  "Cabletron Licensed Technology" means all Technology set
                     -----------------------------
forth in Exhibit B and any Improvements to such Technology owned by, or otherwise developed and licensable by Cabletron within one (1) year after the Effective Date.

               (h)  "CPE" means customer premises equipment; i.e., equipment
                     ---
residing at the site of an end user of a communications network, rather than at the central office, headend or other central distribution point.

               (i)  "Cable Modem" means CPE computer peripheral devices for
                     -----------
bidirectional data communications with the headend of a cable television distribution network, over the coaxial or HFC (hybrid fiber-coax) cables of the cable television distribution network, including cable modem routers.

               (j)  "DSL" means digital subscriber line, a technology for
                     ---
delivering digital data over twisted-pair copper wire telephone lines. For purposes of this Agreement, "DSL" shall include ADSL, CDSL, DSL Lite, HDSL, IDSL, RADSL, SDSL, UDSL, VDSL and ISDN.

               (k)  "Efficient Field of Use" means all CPE products, software,
                     ----------------------
services and applications.

               (l)  "Cabletron Field of Use" means all Cable Modem products,
                     ----------------------
software, services and applications.

          1.2  Construction.
               ------------

               (a) For purposes of this Cross License Agreement, whenever the context requires: the singular number will include the plural, and vice versa; the masculine gender will include the feminine and neuter genders; the feminine gender will include the masculine and neuter genders; and the neuter gender will include the masculine and feminine genders.

               (b) The Parties hereto agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party will not be applied in the construction or interpretation of this Cross License Agreement.

               (c) As used in this Cross License Agreement, the words "include" and "including," and variations thereof, will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words "without limitation."

               (d) Except as otherwise indicated, all references in this Cross License Agreement to "Sections" and "Schedules" are intended to refer to Sections of this Cross License Agreement and Schedules to this Cross License Agreement.

               (e) The headings in this Cross License Agreement are for convenience of reference only, will not be deemed to be a part of this Cross License Agreement, and will not be referred to in connection with the construction or interpretation of this Cross License Agreement.

          2.   LICENSE GRANTS

               2.1  License to Efficient. Subject to the terms and conditions of
                    --------------------
this Cross License Agreement, Cabletron hereby grants to Efficient, under the Cabletron Licensed Technology, a worldwide, non-exclusive, perpetual, irrevocable, non-terminable, non-transferable, non-sublicensable, paid-up and royalty-free license, solely for the Efficient Field of Use, to make, have made, use, sell, reproduce, create derivative works of and distribute products, provide services, practice processes or methods, and exercise all other rights under the Cabletron Licensed Technology.

               2.2  License to Cabletron. Subject to the terms and conditions of
                    --------------------
this Cross License Agreement, Efficient hereby grants to Cabletron, under the Efficient Licensed Technology, a worldwide, non-exclusive, perpetual, irrevocable, non-terminable, non-transferable, non-sublicensable, paid-up and royalty-free license, solely for the Cabletron Field of Use, to make, have made, use, sell, reproduce, create derivative works of and distribute products, provide services, practice processes or methods, and exercise all other rights under the Efficient Licensed Technology. In addition, upon request by Cabletron, Efficient and Cabletron shall negotiate in good faith to determine reasonable royalty rates under which Efficient would license the Efficient Licensed Technology to Cabletron for use in other Cabletron non-DSL CPE router products and, subject to reaching agreement on such royalty rates, Efficient will license the Efficient Licensed Technology for such other uses.

               2.3  Reservation of Rights. Each Party hereby reserves all rights
                    ---------------------
in and to such Party's Technology not expressly granted hereunder, and no other licenses are granted by either Party hereunder, whether by implication, estoppel or otherwise.

               2.4  Delivery and Assistance. Within ____ days after the
                    -----------------------
Effective Date: (i) Efficient shall deliver to Cabletron at least one copy of each tangible item of Efficient Licensed Technology set forth in Exhibit A; and
(ii) Cabletron shall deliver to Efficient at least one copy of each tangible item of Cabletron Licensed Technology set forth in Exhibit B. Upon the request by either Party, the other Party shall provide reasonable additional information or assistance in connection with such Party's use of the Technology licensed to such Party hereunder.

               2.5  Further Assurances. Subject to the terms and conditions of
                    ------------------
this Cross License Agreement, each Party will, at the other Party's request and expense, take all reasonable actions and do all things reasonably necessary, proper, or advisable in order to consummate and make effective the ownership, license grants and other transactions contemplated by this Cross License Agreement, including without limitation appropriately documenting such transactions and assisting the other Party in every proper way to secure and maintain the other Party's Intellectual Property Rights in any and all jurisdictions.

          3.   CONFIDENTIAL INFORMATION

               3.1  Confidential Information. "Confidential Information" means
                    ------------------------   ------------------------
any information: (i) disclosed by one Party (the "Disclosing Party") to the
                                                  ----------------
other (the "Receiving Party"), which, if written, graphic, machine-readable or
            ---------------
other tangible form is marked as "Confidential" or "Proprietary," or which, if disclosed orally or by demonstration, is identified at the time of initial disclosure as confidential or proprietary, and is summarized in writing and similarly marked and delivered to the Receiving Party within thirty (30) days of initial disclosure; (ii) which at the time it is disclosed is or should reasonably be known by the Receiving Party to be proprietary or confidential information of the Disclosing Party, or (iii) which is embodied in or learned from the Disclosing Party's Technology licensed or disclosed hereunder, whether or not so marked.

               3.2  Confidential Information Exclusions.  Confidential
                    -----------------------------------
Information will exclude information that the Receiving Party can demonstrate is: (i) now or hereafter, through no unauthorized act or failure to act on Receiving Party's part, in the public domain; (ii) known to the Receiving Party from a source other than the Disclosing Party (including former employees of the Disclosing Party) without an obligation of confidentiality at the time Receiving Party receives the same from the Disclosing Party, as evidenced by written records; (iii) hereafter furnished to the Receiving Party by a third party as a matter of right and without restriction on disclosure; (iv) furnished to others by the Disclosing Party without restriction on disclosure; or (v) independently developed by the Receiving Party without use of the Disclosing Party's Confidential Information. Nothing in this Cross License Agreement shall prevent the Receiving Party from disclosing Confidential Information to the extent the Receiving Party is legally compelled to do so by any governmental investigative or judicial agency pursuant to proceedings over which such agency has jurisdiction; provided, however, that prior to any such disclosure, the Receiving Party shall (a) assert the confidential nature of the Confidential Information to the agency; (b) immediately notify the Disclosing Party in writing of the agency's order or request to disclose; and (c) cooperate fully with the Disclosing Party in protecting against any such disclosure and/or obtaining a protective order narrowing the scope of the compelled disclosure and protecting its confidentiality.

          3.3  Confidentiality Obligation.  The Receiving Party shall treat as
               --------------------------
confidential all of the Disclosing Party's Confidential Information and shall not use such Confidential Information except for the purposes of exercising its rights and performing its obligations under this Cross License Agreement. Without limiting the foregoing, the Receiving Party shall use the same degree of care and means that it utilizes to protect its own information of a similar nature, but in any event not less than reasonable care and means, to prevent the unauthorized use or the disclosure of such Confidential Information to third parties. The Receiving Party shall have appropriate written agreements with employees or contractors with access to the Confidential Information sufficient to comply with the provisions of this Cross License Agreement.

          3.4  Confidentiality of Cross License Agreement.  Each Party agrees
               ------------------------------------------
that the terms and conditions of this Cross License Agreement will be treated as the other Party's Confidential Information and that no reference to this Cross License Agreement or to activities pertaining thereto may be made in any form of press release or public statement without first consulting with the other Party; provided, however, that each Party may disclose the terms and conditions of this
--------  -------
Cross License Agreement: (i) as may be required by law or in connection with any governmental filing; (ii) to legal counsel of the Parties; (iii) in connection with the requirements of an initial public offering or securities filing; (iv) in confidence, to accountants, banks, and financing sources and their advisors;
(v) in confidence, in connection with the enforcement of this Cross License Agreement or rights under this Cross License Agreement; or (vi) in confidence, in connection with a merger or acquisition or proposed merger or acquisition, or the like.

          3.5  No Confidential Information of Other Parties. Each Party
               --------------------------------------------
represents and warrants to the other that it has not used and shall not use in the course of its performance hereunder, and shall not disclose to the other, any confidential information of any third party, unless it is expressly authorized in writing by such third party to do so.

          3.6  Required Disclosure.  In the event the Receiving Party is
               -------------------
required to disclose the Disclosing Party's Confidential Information pursuant to the order or requirement of a court, administrative agency, or other governmental body, the Receiving Party shall provide prompt notice thereof to the Disclosing Party and shall use its reasonable efforts to obtain a protective order or otherwise prevent public disclosure of such information.

     4.   REPRESENTATIONS AND WARRANTIES

          4.1  Efficient Warranties. Efficient represents, warrants and
               --------------------
covenants to Cabletron that (i) it has the full right and authority to enter into this Cross License Agreement and grant the rights and licenses granted herein; and (ii) it has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein.

          4.2  Cabletron Warranties.  Cabletron represents, warrants and
               --------------------
covenants to Efficient that (i) it has the full right and authority to enter into this Cross License Agreement and grant the rights and licenses granted herein; and (ii) it has not previously granted and will not grant any rights in conflict with the rights and licenses granted herein.

          4.3  Warranty Disclaimers. Nothing set forth in this Cross License
               --------------------
Agreement will be construed to be:

               (a) a warranty, representation or admission by either Party as to the validity, enforceability or scope of any Technology licensed hereunder;

               (b) a warranty or representation by either Party that the use of such Party's Technology for the manufacture, use, licensing, sale, importation or other exploitation of the Technology or the exercise of any license granted to the other Party hereunder will be free from infringement of any Intellectual Property Right of any third party; or

               (c) an obligation on either Party to file any Patent application or to secure any Patent or to maintain any Patent through the payment of patent maintenance fees or otherwise.

               (d) EXCEPT AS EXPRESSLY SET FORTH IN THIS CROSS LICENSE AGREEMENT, (1) ALL TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS, AND ALL OTHER ITEMS OR RIGHTS PROVIDED, SOLD, TRANSFERRED OR LICENSED HEREUNDER ARE PROVIDED "AS IS" AND WITHOUT WARRANTY OF ANY KIND, AND (2) EACH PARTY MAKES NO, AND HEREBY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, STATUTORY, OR IMPLIED, INCLUDING WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT THERETO.

     5.   LIMITATIONS OF LIABILITY

          5.1  Exclusion of Damages. EXCEPT FOR A BREACH OF SECTION 3, IN NO
               --------------------
EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR LOST PROFITS, COST OF PROCUREMENT OF SUBSTITUTE GOODS, OR FOR ANY OTHER INDIRECT, SPECIAL, RELIANCE, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR RELATED TO THIS CROSS LICENSE AGREEMENT, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE), PRODUCT LIABILITY, OR OTHERWISE, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.

          5.2  Failure of Essential Purpose. The limitations specified in this
               ----------------------------
Section 5 shall survive and apply even if any limited remedy specified in this Cross License Agreement is found to have failed of its essential purpose.

     6.   GENERAL

          6.1  Term. The term of this Cross License Agreement shall commence on
               ----
 the Effective Date and shall continue in perpetuity thereafter.

          6.2  Notices. All notices, requests and other communications to any
               -------
Party hereunder shall be in writing (including facsimile transmission) and shall be given,

     if to Efficient, to:
          Efficient Networks, Inc.
          4201 Spring Valley Road, Suite 1200
          Dallas, TX 75244
          Attention: Jill Manning
          Telecopy: 972-991-3887
          Telephone: 972-991-3884

          with a copy to:

          Wilson Sonsini Goodrich & Rosati
          650 Page Mill Road
          Palo Alto, California 94304
          Attention: Kenneth Siegel, Esq.
                     Michael Kennedy, Esq.
          Telecopy:  650-493-6811
          Telephone  650-493-9300

  if to Cabletron, to:
          Cabletron Systems, Inc.
          35 Industrial Way
          Rochester, NH
          Attention: General Counsel
          Telecopy: ________________
          Telephone: 630-332-9400

          with a copy to:

          Ropes & Gray
          One International Place
          Boston, MA 02110
          Attention: David A. Fine, Esq.
          Telecopy: 617-951-7000
          Telephone: 617-951-7050

All such notices, requests and other communications shall be deemed received on the date of receipt by the Receiving Party thereof if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

          6.3  Amendments and Waivers.
               ----------------------

               (a) Any provision of this Cross License Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment by each Party to this Cross License Agreement, or in the case of a waiver by the Party against whom the waiver is to be effective.

               (b) No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any or other further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          6.4  Successors and Assigns.  The provisions of this Cross License
               ----------------------
Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns; provided that neither Party may assign, delegate or otherwise transfer any of its rights or obligations under this Cross License Agreement without the consent of the other Party hereto, except that either Party may assign this Cross License Agreement in connection with a merger or acquisition of such Party or the sale or transfer of all or substantially all of the business, stock or assets of such Party.

          6.5  Governing Law/Dispute Resolution.  This Cross License Agreement
               --------------------------------
shall be governed by and construed in accordance with the law of the State of Texas, without regard to its conflicts of law rules. All disputes arising out of this Agreement shall be subject to the exclusive jurisdiction and venue of the Texas state courts in Dallas, Texas (or, if there is exclusive federal jurisdiction, the United Stated District Court for the Northern District of Texas), and the parties consent to the personal and exclusive jurisdiction of these courts.

          6.6  Counterparts; Third Party Beneficiaries.  This Cross License
               ---------------------------------------
Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Cross License Agreement shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto. No provision of this Cross License Agreement is intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

          6.7  Entire Agreement; Severability.  This Cross License Agreement
               ------------------------------
constitutes the entire agreement between the Parties with respect to the subject matter of this Cross License Agreement and supersedes all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Cross License Agreement. If at any time subsequent to the date hereof any term or provision of this Cross License

Agreement shall be determined to be partially or wholly illegal, void or unenforceable, such provision shall be of no force and effect to the extent so determined, but the illegality or unenforceability of such term or provision shall have no effect upon and shall not impair the legality or enforceability of any other term or provision of this Cross License Agreement.

          6.8  Captions. The captions herein are included for convenience of
               --------
reference only and shall be ignored in the construction or interpretation hereof.

          6.9  Representation by Counsel; Interpretation. The Parties
               -----------------------------------------
acknowledge that each Party to this Cross License Agreement has been represented by counsel in connection with this Cross License Agreement and the transactions contemplated by this Cross License Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Cross License Agreement against the Party that drafted it has no application and is expressly waived. The provisions of this Cross License Agreement shall be interpreted in a reasonable manner to effect the intent of the Parties.

          6.10 Injunctive Relief.  It is understood and agreed that,
               -----------------
notwithstanding any other provision of this Cross License Agreement, either Party's breach of confidentiality obligations or provisions relating to proprietary rights may cause irreparable damage for which recovery of money damages would be inadequate, and that the other Party will therefore be entitled to seek timely, injunctive relief to protect such Party's rights under this Cross License Agreement in addition to any and all remedies available at law. Each Party further agrees that no bond or other security shall be required in obtaining such equitable relief, nor will proof of actual damages be required for such equitable relief. Each Party hereby expressly consents to the issuance of such injunction and to the ordering of such specific performance.

     IN WITNESS WHEREOF, the Parties, by their duly authorized representatives, have executed this Cross License Agreement as of the Effective Date.

Efficient Networks, Inc.                Cabletron Systems, Inc.


    /s/ JILL MANNING                        /s/ PIYUSH PATEL
By:________________________________     By:________________________________

      Jill Manning                            Piyush Patel
Name:______________________________     Name:______________________________

       Chief Financial Officer                 President
Title:_____________________________     Title:_____________________________

                                   EXHIBIT A

                         EFFICIENT LICENSED TECHNOLOGY

All Flowpoint software source code for making and implementing routing decisions for data packets.

                                   EXHIBIT B

                         CABLETRON LICENSED TECHNOLOGY

All software source code and related documentation for:

 .    IPSEC

 .    DES

 .    TripleDES

 .    IKE

 .    L2TP

 .    Diffie-Hellman Key Exchange

 .    IP Flowointwall technology

 .    Virtual Private Network technology

In each case, that is incorporated in or is currently planned to be incorporated in Flowpoint products.